UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

5/16/2025
Date of Report (date of earliest event reported)
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APi Group Corporation
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39275 (Commission File Number)	98-1510303 (I.R.S. Employer Identification Number)
1100 Old Highway 8 NW New Brighton, MN 55112
(Address of principal executive offices and zip code)
(651) 636-4320
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	APG	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described in Item 5.07 below, at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of APi Group Corporation (the “Company”) held on May 16, 2025, upon the recommendation of the Company’s Board of Directors, the Company’s shareholders approved an amendment (the “Amendment”) to the Company’s Certificate of Incorporation (as amended and supplemented, the “Certificate of Incorporation”) to increase the number of authorized shares of the Company’s common stock, par value $0.0001 per share, from 500,000,000 to 1,000,000,000 shares, and correspondingly increase the number of authorized shares of the Company’s capital stock from 507,000,000 to 1,007,000,000.

The Amendment became effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on May 16, 2025. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 16, 2025, the Company held its Annual Meeting in a virtual format. At the Annual Meeting, the shareholders voted on (i) the election of nine director nominees for a one-year term, (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year, (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers and (iv) the approval of the amendment of our certificate of incorporation to increase the number of authorized shares of common stock.

As of the record date of March 21, 2025, there were 280,220,967 total shares outstanding entitled to 280,220,967 votes (including 276,220,967 shares of common stock entitled to one vote per share and 4,000,000 shares of Series A Preferred Stock entitled to one vote per share). Of the 280,220,967 votes available as of the record date, 255,749,120 votes were cast at the Annual Meeting.

1. The stockholders voted in favor of the election of the following director nominees as directors for a term of office expiring at the 2026 Annual Meeting of Shareholders and, in each case, until his or her successor is duly elected and qualified.

	For	Against	Abstain	Broker Non-Vote
Sir Martin E. Franklin	221,941,995	22,767,553	23,090	11,016,482
James E. Lillie	239,630,163	4,940,483	161,992	11,016,482
Ian G. H. Ashken	240,057,120	4,640,829	34,689	11,016,482
Russell A. Becker	243,526,019	1,195,827	10,792	11,016,482
Paula D. Loop	243,757,917	943,764	30,957	11,016,482
Anthony E. Malkin	241,494,877	3,112,383	125,378	11,016,482
Thomas V. Milroy	243,235,946	1,373,548	123,144	11,016,482
Cyrus D. Walker	202,121,971	42,487,492	123,175	11,016,482
Carrie A. Wheeler	175,633,283	68,975,761	123,594	11,016,482

2. The shareholders approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year.

For	Against	Abstain
253,920,066	1,448,609	380,445

3. The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, representing 97.22% votes cast in favor of the proposal.

For	Against	Abstain	Broker Non-Vote
236,686,007	6,777,463	1,269,168	11,016,482

4. The shareholders approved the Amendment of our Certificate of Incorporation to increase the number of authorized shares of common stock.

For	Against	Abstain	Broker Non-Vote
230,272,779	24,887,303	589,038	0

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APi Group Corporation

Date: May 19, 2025	By:	/s/ Louis B. Lambert
	Name:	Louis B. Lambert
	Title:	Senior Vice President, General Counsel and Secretary